SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2000

                                 ZENASCENT, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                  333-89941                     65-0648808
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(State or other jurisdiction    (Commission                  (I.R.S. Employer
of incorporation)               File Number)                 Identification No.)

             1 World Trade Center, Suite 7967, New York, N.Y. 10048
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           (Address of principal executive office, including Zip code)


        Registrant's telephone number including area code: (212) 775-7020
                                  -------------
                                Fusion Fund, Inc.
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

Change in Name of Company

     On or about December 13, 2000, the Registrant's Board of Directors, by written consent, agreed to change the name of the company from Fusion Fund, Inc., to Zenascent, Inc. Effective as of January 8, 2001, the Company has amended to its Certificate of Incorporation in the state of Delaware, to reflect such change.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ZENASCENT, INC.
                                                     Registrant


Date: January 8, 2001                      By:  /s/ Steven Angel
                                                    Steven Angel, Vice President